  Exhibit 10.2

Amendment No. 4

to

Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock

This Amendment No. 4 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock (this “Amendment”) is entered into effective as of January 31, 2012 (the “Effective Date”), by and among Genesis Biopharma, Inc., a Nevada corporation (the “Company”), and the parties set forth on the signature page hereto as the “Holders” (the “Holders”).

Background

A. The Company and the Holders are the parties to the (A) Tranche A Warrants to Purchase Common Stock (the “Tranche A Warrants”) and (B) Tranche B Warrants to Purchase Common Stock (the “Tranche B Warrants”), as amended by Amendment No. 1 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock, dated as of November 30, 2011, Amendment No. 2 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock, dated as of December 19, 2011 and Amendment No. 3 to Tranche A Warrants to Purchase Common Stock and Tranche B Warrants to Purchase Common Stock, dated as of January 13, 2012.

B. The Holders own all of the currently outstanding Tranche A Warrants and Tranche B Warrants.

C. The Company and the Holders wish to amend the Tranche A Warrants and the Tranche B Warrants as set forth in this Amendment.

Agreement

The Company and the Holders agree as follows:

1. Section 1(b) of each of the Tranche A Warrants is hereby deleted in its entirety and replaced by the following:

“Exercise Price. For purposes of this Warrant, “Exercise Price” means $1.25, subject to adjustment as provided in this Section 1(b) and in Section 2. Notwithstanding the foregoing, if at any time after the Issuance Date the Company consummates an equity financing (a “Qualified Offering”), or the Company issues securities to any consultants, officers, directors, employees or third parties (“Other Parties”), for a price per share that is below the fair market value of the Common Stock as measured by the Closing Sale Price on the date of issuance, the Exercise Price shall be adjusted to the lesser of (i) $1.25 and (ii) seventy-five percent (75%) of the purchase price per share of Common Stock payable by the investors in such subsequent equity financing or by such Other Parties. In case any Option is issued in connection with the sale of Common Stock in a Qualified Offering, together comprising one integrated transaction, the value assigned to any such Option (the “Option Value”) shall be calculated using the Black-Scholes model using a “volatility” of 100 and a “risk free rate” of 2.3% and, for purposes of determining the Exercise Price, the purchase price per share of Common Stock shall equal the amount paid per share of Common Stock in the Qualified Offering minus the Option Value. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.”

2. Section 1(b) of each of the Tranche B Warrants is hereby deleted in its entirety and replaced by the following:

“Exercise Price. For purposes of this Warrant, “Exercise Price” means $1.25, subject to adjustment as provided in this Section 1(b) and in Section 2. Notwithstanding the foregoing, if at any time after the Issuance Date the Company consummates an equity financing (a “Qualified Offering”), or the Company issues securities to any consultants, officers, directors, employees or third parties (“Other Parties”), for a price per share that is below the fair market value of the Common Stock as measured by the Closing Sale Price on the date of issuance, the Exercise Price shall be adjusted to the lesser of (i) $1.25 and (ii) seventy-five percent (75%) of the purchase price per share of Common Stock payable by the investors in such subsequent equity financing or by such Other Parties. In case any Option is issued in connection with the sale of Common Stock in a Qualified Offering, together comprising one integrated transaction, the value assigned to any such Option (the “Option Value”) shall be calculated using the Black-Scholes model using a “volatility” of 100 and a “risk free rate” of 2.3% and, for purposes of determining the Exercise Price, the purchase price per share of Common Stock shall equal the amount paid per share of Common Stock in the Qualified Offering minus the Option Value. Upon each such adjustment of the Exercise Price hereunder, the number of Warrant Shares shall be adjusted to the number of shares of Common Stock determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.”

3. The first sentence of Section 2(a) of each of the Tranche A Warrants is hereby deleted in its entirety and replaced by the following:

“If and whenever on or after the Issuance Date through and including the two year anniversary of the Issuance Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities and excluding a Qualified Offering) for a consideration per share (the “New Issuance Price”) less than the Exercise Price (the “Applicable Price”) in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price.”

4. The first sentence of Section 2(a) of each of the Tranche B Warrants is hereby deleted in its entirety and replaced by the following:

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“If and whenever on or after the Issuance Date through and including the two year anniversary of the Issuance Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding shares of Common Stock deemed to have been issued by the Company in connection with any Excluded Securities and excluding a Qualified Offering) for a consideration per share (the “New Issuance Price”) less than the Exercise Price (the “Applicable Price”) in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price.”

5. Section 2(a)(iv) of each of the Tranche A Warrants is hereby deleted in its entirety and replaced by the following:

“(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Option Value will be calculated as set forth in Section 1(b). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

6. Section 2(a)(iv) of each of the Tranche B Warrants is hereby deleted in its entirety and replaced by the following:

“(iv) Calculation of Consideration Received. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Option Value will be calculated as set forth in Section 1(b). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.”

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7. Except as expressly set forth in the preceding Sections 1 through 6, each of the Tranche A Warrants and the Tranche B Warrants shall remain in full force and effect.

8. Each Holder represents and warrants to the Company that this Amendment has been duly authorized, executed and delivered by him, her or it and constitutes his, her or its legal, valid and binding obligation, enforceable against him, her or it in accordance with its terms.

9. The Company represents and warrants to the Holders that this Amendment has been duly authorized, executed and delivered by the Company and constitutes the Company’s legal, valid and binding obligation, enforceable against the Company in accordance with its terms.

10. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

11. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES WHICH MIGHT CAUSE THE LAWS OF ANY OTHER JURISDICTION TO BE APPLIED.

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IN WITNESS WHEREOF, the Company and the Holders have duly executed this Amendment effective as of the Effective Date.

COMPANY:	HOLDER:

GENESIS BIOPHARMA, INC.	Ayer Capital Partners Master Fund, L.P.

By:	By:
Name:	Name:
Title:	Title:

HOLDER:	HOLDER:

Epworth-Ayer Capital	Bristol Investment Fund, Ltd.

By:	By:
Name:	Name:
Title:	Title:

HOLDER:

Ayer Capital Partners Kestrel Fund, LP

By:
Name:
Title:

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